SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

April 10, 2007

INTEGRATED MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

Paul D. Hamm
President
Integrated Media Holdings, Inc.
10 Glenlake Parkway, Suite 130
Atlanta, GA 30328
(Address of principal executive offices)

(877)-721-9627
(Registrant’s telephone number, including area code)

Item 5.02. Departure of Directors

On April 10, 2007, Peter Marcum and Harish Shah submitted their resignations as members of the Board of Directors to pursue other endeavors and there was no disagreement between the parties. Mr. Shah also submitted his resignation as President and Chief Executive Officer of Bidchaser, Inc., a wholly owned subsidiary of Integrated Media Holdings, Inc., without disagreement between the parties.

Item 9.01 Financial Statements and Exhibits.

Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

9.1	Peter Marcum’s resignation letter.
9.2	Harish Shah’s board member resignation letter
9.3	Harish Shah’s Bidchaser resignation letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED MEDIA HOLDINGS, INC.

Date: April 10, 2007	By:	/s/ Paul D Hamm
Title: President

EXHIBIT 9.1
Peter Marcum’s resignation letter.

Paul Hamm
IMHI

Concurrent with the effective closing of this deal, I hereby resign from the board of IMHI. This is effective 4/10/07

/s/ Peter Marcum
Peter Marcum

EXHIBIT 9.2
Harish Shah’s board member resignation letter

Date: April 10, 2007

Paul Hamm
CEO, IMHI
10 Glenlake Parkway, Suite 130
Atlanta, GA 30328

Dear Paul,

Please accept this letter as formal notification that I am leaving my position as a Board Member of IMHI as of April 10, 2007.

I wish you nothing but success going forward. My association with IMHI has been an opportunity to both learn and to contribute. I will take my positive memories with me to my new venture.

Sincerely,
/s/ Harish Shah
Harish Shah

EXHIBIT 9.3
Harish Shah’s Bidchaser resignation letter

OFFICER/DIRECTOR RESIGNATION
FOR A CORPORATION

I, Harish Shah, hereby resign as President of Bidchaser Inc., P03000063117, a corporation organized under the laws of the State of Florida.

/s/ Harish Shah